                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        Flushing Financial Corporation
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------
  (5) Total fee paid:

    ------------------------------------------------------------------------
[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400

                                                                 April 12, 1999

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Flushing Financial Corporation. The meeting will be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369, on May 18, 1999 at 2:00 p.m., New York time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

  It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

  Your continued support of and interest in Flushing Financial Corporation are sincerely appreciated.

Sincerely,

/s/ Gerard P. Tully                    /s/ Michael J. Hegarty


Gerard P. Tully, Sr.                   Michael J. Hegarty
Chairman of the Board                  President and Chief Executive Officer

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1999

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Flushing Financial Corporation (the "Company") will be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369 at 2:00 p.m., New York time, on May 18, 1999, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

    (1) To elect four directors for a three-year term and until their successors are elected and qualified;

    (2) To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed April 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Anna M. Piacentini

                                       Anna M. Piacentini
                                       Corporate Secretary

Flushing, New York
April 12, 1999


 YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS VOTED.

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Flushing Financial Corporation (the "Company"), which is the sole stockholder of Flushing Savings Bank, FSB (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board of Directors") to be used at the Annual Meeting of Stockholders to be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York, 11369 at 2:00 p.m., New York time, on May 18, 1999 (the "Annual Meeting") and at any adjournment thereof. Only holders of record of the Company's issued and outstanding Common Stock as of the close of business on April 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and form of proxy, and the Company's 1998 Annual Report to Stockholders, including the consolidated financial statements for the year ended December 31, 1998, are first being mailed on or about April 12, 1999 to all persons entitled to vote at the Annual Meeting.

                              VOTING AND PROXIES

VOTING RIGHTS AND QUORUM REQUIREMENT

  Stockholders of record as of the close of business on April 1, 1999, the Record Date, are entitled to one vote for each share of Common Stock then held. On the Record Date, there were 10,368,567 shares of Common Stock outstanding and entitled to be voted and the Company had no other class of equity securities outstanding. Holders of a majority of the outstanding shares of Common Stock must be present at the Annual Meeting, either in person or represented by proxy, to constitute a quorum for the conduct of business. In order to ensure a quorum, stockholders are requested to complete the enclosed proxy card and return it signed and dated in the enclosed postage-paid envelope.

VOTING BY PROXY

  The proxy solicited hereby, if properly signed and received by the Company in time for the Annual Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no instructions are given, the proxy will be voted FOR election of the nominees for director described herein and FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 1999. With respect to the transaction of such other business as may properly come before the meeting, each proxy received will be voted in accordance with the best judgment of the persons appointed as proxies. At this time, the Board of Directors knows of no such other business.

REVOKING A PROXY

  Any stockholder giving a proxy may revoke it at any time before it is voted by (i) filing written notice thereof with the Corporate Secretary of the Company (Anna M. Piacentini, Corporate Secretary, Flushing

Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354);
(ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

VOTES REQUIRED FOR APPROVAL

  Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered present for purposes of determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person or by proxy is required to ratify the selection of the independent auditors. Abstentions will have the effect of a vote against this proposal. Under rules of the New York Stock Exchange, to which its member firms are subject, this proposal is considered a "discretionary" item upon which brokerage firms holding shares of Common Stock in "street name" may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

COST OF SOLICITATION OF PROXIES

  The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy soliciting firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited personally or by telephone or telecopy by directors, officers and employees of the Company or the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Company, the following persons were the beneficial owners of more than five percent of the outstanding shares of Common Stock, as of December 31, 1998.

                                          NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIALLY OWNED PERCENT OF CLASS(1)
------------------------------------     ------------------ -------------------
J.P. Morgan Trust Company of Delaware,
 as Trustee for the Flushing Financial
 Corporation Employee Benefit Trust(2)..       914,583              8.39
 c/o J.P. Morgan & Co., Incorporated
 60 Wall Street
 New York, New York 10260
Wellington Management Company, LLP(3)...       679,350              6.23
 75 State Street
 Boston, Massachusetts 02109
Thomson Horstmann & Bryant, Inc.(4).....     1,163,250             10.67
 Park 80 West
 Plaza Two
 Saddle Brook, New Jersey 07663

--------
(1) On December 31, 1998, the total number of shares of Common Stock outstanding was 10,898,805.
(2) The beneficial owner has shared voting and dispositive power with respect to these shares.
(3) According to its filing on Schedule 13G with the SEC, Wellington Management Company, LLP ("WMC") acquired such interest through its subsidiary Wellington Trust Company, N.A. and has shared voting power with respect to 338,100 shares of Common Stock and shared dispositive power with respect to 679,350 shares of Common Stock. Such filing also states that shares of Common Stock beneficially owned by WMC are owned by a variety of investment advisory clients of WMC, and that no such client is known to have an interest with respect to more than 5% of the Common Stock.
(4) According to its filing on Schedule 13G with the SEC, Thomson Horstmann & Bryant, Inc. is an investment adviser under section 203 of the Investment Advisers Act of 1940 and has sole voting power with respect to 782,100 shares of Common Stock, shared voting power with respect to 18,450 shares of Common Stock, and sole dispositive power with respect to 1,163,250 shares of Common Stock.

STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Common Stock as of February 28, 1999, by each director of the Company, by each executive officer named in the Summary Compensation Table on page 14, and by all directors and executive officers as a group.

                                                                               SHARES OF
                                                                              COMMON STOCK
NAME                      POSITION(S) WITH THE COMPANY                  BENEFICIALLY OWNED(1)(2)
----                      ----------------------------                  ------------------------
Gerard P. Tully, Sr. ...  Chairman of the Board                                  83,850(3)
Michael J. Hegarty......  President, Chief Executive Officer                     88,701(4)
                          and Director
James D. Bennett........  Director                                                4,750(5)
John M. Gleason.........  Director                                               37,872(6)
Louis C. Grassi.........  Director                                                4,125(7)
Robert A. Marani........  Director                                               68,850(8)
James F. McConnell......  Director                                              164,278(9)
John O. Mead............  Director                                               47,100(10)
Vincent F. Nicolosi.....  Director                                               31,740(11)
Franklin F. Regan, Jr. .  Director                                               32,677(12)
John E. Roe, Sr. .......  Director                                               63,750(13)
Michael J. Russo........  Director                                               91,125(14)
Monica C. Passick.......  Senior Vice President,                                 62,383(15)
                          Treasurer and Chief Financial Officer
Henry A. Braun..........  Senior Vice President                                  45,231(16)
Anna M. Piacentini......  Senior Vice President and Corporate Secretary          50,023(17)
Donald L. Shapiro.......  Senior Vice President                                     612(18)
All directors and execu-
 tive officers as a
 group (16 persons).....                                                        877,067(19)

--------
(1) Under rules of the SEC, beneficial ownership includes any shares over which an individual has sole or shared power to vote or to dispose, as well as any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person has sole voting and dispositive power as to the shares reported. Officers have the power to direct the voting and, subject to plan provisions, the disposition of shares held for their account in the Bank's 401(k) Savings Plan and the Company's Stock-Based Profit Sharing Plan, and have voting powers over, but no economic interest in, the shares representing their proportionate voting interest in the Company's Employee Benefit Trust. Officers and directors have the power to vote, but not the power to dispose of, unvested shares of restricted stock granted to them under the Company's 1996 Restricted Stock Incentive Plan. The table also includes shares which the named individual had a right to acquire upon the exercise of stock options granted under the Company's 1996 Stock Option Incentive Plan which were exercisable on February 28, 1999. No additional stock options became exercisable within 60 days after February 28, 1999.
(2) On February 28, 1999, the total number of shares of Common Stock outstanding was 10,450,567 (including shares held by the Employee Benefit Trust). As of February 28, 1999, other than James F. McConnell, who owns 1.6% of the outstanding shares, each individual beneficially owned less than 1% of the outstanding shares of Common Stock, and all directors and executive officers as a group beneficially owned 8.39% of the outstanding shares of Common Stock.
(3) Includes 19,500 shares held by Mrs. Tully or an entity owned by Mrs. Tully with respect to which Mr. Tully disclaims beneficial ownership, 8,460 unvested shares of restricted stock, and 17,250 shares underlying exercisable stock options.
(4) Includes 12,445 shares credited to Mr. Hegarty's account in the Bank's 401(k) Savings Plan, 2,535 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 30,300 unvested shares of restricted stock, 26,400 shares underlying exercisable stock options, and 6,821 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
(5) Includes 3,750 unvested shares of restricted stock.
(6) Includes 9,342 shares held by Mrs. Gleason with respect to which Mr. Gleason disclaims beneficial ownership, 8,460 unvested shares of restricted stock, and 17,250 shares underlying exercisable stock options.

(7) Includes 375 shares held jointly by Mr. Grassi and his brother with whom he shares voting and dispositive power and 3,750 unvested shares of restricted stock.
(8) Includes 4,500 shares held by Mrs. Marani with respect to which Mr. Marani disclaims beneficial ownership, 8,460 unvested shares of restricted stock and 17,250 shares underlying exercisable stock options.
(9) Includes 23,454 shares held by Mrs. McConnell with respect to which Mr. McConnell disclaims beneficial ownership. Also includes 3,667 shares credited to his account in the Company's Stock-Based Profit Sharing Plan and 91,500 shares underlying exercisable stock options.
(10) Includes 8,460 unvested shares of restricted stock and 17,250 shares underlying exercisable stock options.
(11) Includes 390 shares held jointly by Mr. Nicolosi and his spouse, with whom he shares voting and dispositive power, 8,460 unvested shares of restricted stock, and 17,250 shares underlying exercisable stock options.
(12) Includes 1,000 shares held by Mrs. Regan with respect to which Mr. Regan disclaims beneficial ownership, 8,460 unvested shares of restricted stock, and 17,250 shares underlying exercisable stock options.
(13) Includes 7,500 shares held by Mrs. Roe with respect to which Mr. Roe disclaims beneficial ownership. Also includes 7,500 shares held by Learoyd & Roe, Inc. Profit Sharing Plan and Trust and 6,900 shares held by City Underwriting Agency, Inc. Defined Profit Sharing Plan and Trust, with respect to which, in each case, Mr. Roe shares voting and dispositive power, as well as 8,460 unvested shares of restricted stock and 17,250 shares underlying exercisable stock options.
(14) Includes 8,460 unvested shares of restricted stock and 17,250 shares underlying exercisable stock options.
(15) Includes 13,387 shares credited to Ms. Passick's account in the Bank's 401(k) Savings Plan, 3,115 shares credited to her account in the Company's Stock-Based Profit Sharing Plan, 12,600 unvested shares of restricted stock, 21,600 shares underlying exercisable stock options, and 6,821 shares representing her proportionate voting interest in the Company's Employee Benefit Trust.
(16) Includes 931 shares credited to Mr. Braun's account in the Bank's 401(k) Savings Plan, 2,691 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 10,620 unvested restricted shares, 18,960 shares underlying exercisable stock options, and 6,821 shares representing his proportionate interest in the Company's Employee Benefit Trust.
(17) Includes 6,206 shares credited to Ms. Piacentini's account in the Bank's 401(k) Savings Plan, 2,235 shares credited to her account in the Company's Stock-Based Profit Sharing Plan, 10,620 unvested shares of restricted stock, 18,960 shares underlying exercisable stock options, and 6,821 shares representing her proportionate interest in the Company's Employee Benefit Trust.
(18) Includes 162 shares credited to Mr. Shapiro's account in the Bank's 401(k) Savings Plan.
(19) Includes 33,131 shares credited to accounts of executive officers in the Bank's 401(k) Savings Plan, 14,243 shares credited to their accounts in the Company's Stock-Based Profit Sharing Plan, 139,320 unvested shares of restricted stock held by executive officers and directors, 315,420 shares underlying exercisable stock options held by executive officers and directors, and 27,284 shares representing the proportionate voting interest of executive officers in the Company's Employee Benefit Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of copies of reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1998, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of 12 directors divided into three classes which are equal in number. The directors hold office for staggered terms of three years (and until their successors are elected and qualified). One of the three classes, comprising one third of the directors, is elected each year to succeed the directors whose terms are expiring. The directors in Classes B and C are serving terms expiring at the annual meeting of stockholders in 2000 and 2001, respectively.

  The directors in Class A, whose terms expire at the 1999 Annual Meeting, are Michael J. Hegarty, James D. Bennett, John O. Mead, and Michael J. Russo. Each of these directors (each, a "Board Nominee") has been nominated by the Board of Directors to stand for re-election for a term expiring at the annual meeting of stockholders to be held in 2002. Each Board Nominee has consented to being named in this Proxy Statement and to serve if elected.

  UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE THE PROXIES RECEIVED BY THEM IN RESPONSE TO THIS SOLICITATION FOR THE ELECTION OF THE BOARD NOMINEES AS DIRECTORS. IF ANY BOARD NOMINEE SHOULD REFUSE OR BE UNABLE TO SERVE, THE PROXIES WILL BE VOTED FOR SUCH PERSON AS SHALL BE

DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE ANY SUCH NOMINEE. THE BOARD OF DIRECTORS PRESENTLY HAS NO KNOWLEDGE THAT ANY OF THE BOARD NOMINEES WILL REFUSE OR BE UNABLE TO SERVE AS A DIRECTOR IF ELECTED.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
              "FOR" ELECTION OF THE BOARD NOMINEES AS DIRECTORS.

  The following table sets forth certain information regarding the Board Nominees and the other members of the Board of Directors of the Company.

                                                              DIRECTOR TERM
NAME                      AGE(1) POSITION(S) WITH THE COMPANY SINCE(2) EXPIRES
----                      ------ ---------------------------- -------- -------
Gerard P. Tully, Sr......   71    Chairman of the Board         1967    2001
Michael J. Hegarty.......   59    President, Chief Executive    1987    2002(3)
                                   Officer and Director
James D. Bennett.........   60    Director                      1998    2002(3)
John M. Gleason..........   81    Director                      1961    2001
Louis C. Grassi..........   43    Director                      1998    2000
Robert A. Marani.........   76    Director                      1977    2000
James F. McConnell.......   65    Director                      1983    2001
John O. Mead.............   76    Director                      1987    2002(3)
Vincent F. Nicolosi......   59    Director                      1977    2001
Franklin F. Regan, Jr. ..   69    Director                      1969    2000
John E. Roe, Sr. ........   65    Director                      1968    2000
Michael J. Russo.........   64    Director                      1984    2002(3)

--------
(1) As of December 31, 1998.
(2) With the exception of Messrs. Bennett and Grassi, who commenced service as directors of the Company on September 29, 1998, all other directors commenced service as directors of the Company on May 10, 1994, one day after the date of the Company's incorporation. The dates set forth above are the dates the individuals commenced service as directors or trustees of the Bank or its predecessor.
(3) Subject to re-election at the Annual Meeting.

  Set forth below is certain information with respect to the Board Nominees and other directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her principal occupation for the past five years.

BOARD NOMINEES

  MICHAEL J. HEGARTY has served as President and Chief Executive Officer of the Company and the Bank since October 1, 1998. He joined the Company as Executive Vice President and Corporate Secretary and the Bank as Executive Vice President and Chief Operating Officer in 1995. Prior to that, he was Vice President, Finance as well as Corporate Secretary and Treasurer of EDO Corporation, a manufacturer of defense systems and components. Mr. Hegarty remains a director of EDO Corporation.

  JAMES D. BENNETT is a partner in the law firm of Bennett, Rice & Schure, LLP in Rockville Centre, New York with a practice in civil law and real estate. He also serves as Chief Executive Officer of Land Enterprises, Inc., a realty investment and management firm. Mr. Bennett currently serves as a Commissioner of the Public Service Commission for New York State. In the past, he has served as Trustee of both the Long Island Power Authority and the New York State Conservation Fund Advisory Council and as Supervisor and Councilman of the Town of Hempstead.

  JOHN O. MEAD served, until his retirement in 1990, as President and Chairman of the Board of Printfab, Inc., a fabric marketing company located in New York, and Printed Fabrics Corp., a fabric manufacturing company located in Carrollton, Georgia.

  MICHAEL J. RUSSO is self-employed as a consulting engineer and serves as Chairman of the Board of Anthony Russo, Inc., a general contracting firm, and of Meadow Mechanical Corp., a mechanical contracting firm, for which he also serves as Corporate Secretary. Mr. Russo is President and Director of Operations of Northeastern Aviation Corp., an aircraft charter and management firm, and is President of Landmark Associates Ltd., commercial real estate developers. Mr. Russo is a partner in AMF Associates, a commercial real estate company.

CONTINUING DIRECTORS

  GERARD P. TULLY, SR. has served as Chairman of the Board of the Company since its formation in 1994, and as Chairman of the Board of the Bank since 1980. Mr. Tully served as Chief Executive Officer of the Bank from 1981 through 1989. Mr. Tully is the Chief Executive Officer and a director of Van-Tulco, Inc., a construction company, and Bainbridge Avenue Corp., 1620 Ralph Avenue Corp. and Contractors Associates Inc., each a real estate holding company. Mr. Tully also serves as an officer and a director of Wil-Cor Realty Co., Inc., a real estate holding company.

  JOHN M. GLEASON is a New York State licensed funeral director and Chairman of the Board of Martin A. Gleason, Inc., which operates funeral homes and real estate located in Flushing and Whitestone, New York.

  LOUIS C. GRASSI is Managing Partner of Grassi & Co., CPAs, P.C. located in Lake Success, New York, with a practice in accounting, tax and management consulting services. He is a member of the Board of Directors of the New York State Society of Certified Public Accountants and is Chairman of the Society's Task Force on Professional Liability Insurance. In addition, he is a licensed certified fraud examiner, an author and an editor of a national tax and accounting publication.

  ROBERT A. MARANI is a licensed real estate broker who worked through the offices of Flushing Kent Realty Corp. until his retirement in 1992. He is a commercial real estate developer currently managing family-owned commercial real estate properties in New York and New Jersey.

  JAMES F. MCCONNELL has been a director of the Company since its formation in 1994. Mr. McConnell served as President and Chief Executive Officer of the Company from its formation in 1994 until his retirement on October 1, 1998. Prior to his retirement, he also served in various executive capacities with the Bank, including as President and Chief Executive Officer. Mr. McConnell continues to advise the Company and the Bank in certain matters including management, investments, and benefits pursuant to a consulting agreement. For information regarding Mr. McConnell's retirement and consulting agreements with the Company and the Bank, see the discussion herein under the caption "Employment, Severance and Change of Control Arrangements--McConnell Retirement and Consulting Agreements."

  VINCENT F. NICOLOSI is an attorney in Bayside, New York with a general practice specializing in civil and criminal litigation. Mr. Nicolosi was formerly a partner in the law firm of Nicolosi & Sciacca located in Bayside, New York. On December 20, 1998, he was appointed a Commissioner of the New York State Investigation Commission.

  FRANKLIN F. REGAN, JR. maintains a general law practice in Flushing, New York specializing in real estate, banking and estate work.

  JOHN E. ROE, SR. is Chairman of the Board and Chief Executive Officer of City Underwriting Agency, Inc., insurance brokers located in Floral Park, New York.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

  The following persons currently serve as executive officers who are not directors of the Company.

NAME                        AGE(1) POSITION(S) WITH THE COMPANY
----                        ------ ----------------------------
Monica C. Passick..........   60   Senior Vice President, Treasurer
                                    and Chief Financial Officer
Henry A. Braun.............   53   Senior Vice President
Anna M. Piacentini.........   52   Senior Vice President and Corporate Secretary

--------
(1) As of December 31, 1998.

  Set forth below is certain information with respect to the executive officers who are not directors of the Company.

  MONICA C. PASSICK has been Senior Vice President, Treasurer and Chief Financial Officer of the Company since its formation in 1994. Ms. Passick joined the Bank in 1979 as an Assistant Treasurer. She was appointed Controller of the Bank in 1982 and Vice President in 1983. In 1993, Ms. Passick was promoted to Senior Vice President/Finance of the Bank. Ms. Passick is a Certified Public Accountant.

  HENRY A. BRAUN has been a Senior Vice President of the Company since 1995. Mr. Braun joined the Bank in 1994 as Senior Vice President/Bank Operations, a position he previously held at The Greater New York Savings Bank where he was employed for five years. Prior to that, Mr. Braun was with The Williamsburgh Savings Bank for twenty years rising from Assistant Vice President/EDP Auditor to Vice President/Auditor to Senior Vice President/Operations to Executive Vice President and Chief Operating Officer.

  ANNA M. PIACENTINI has been a Senior Vice President of the Company since 1995. In 1998, Ms. Piacentini was named Corporate Secretary of the Company. Ms. Piacentini joined the Bank in 1969 as a Customer Service Representative and has served as an Executive Assistant for Branch Operations, Assistant Secretary for Human Resources and Assistant Vice President of Human Resources. In 1984, Ms. Piacentini was named Vice President/Human Resources of the Bank and in 1994 was promoted to Senior Vice President/Human Resources of the Bank. Ms. Piacentini has served as Corporate Secretary of the Bank since 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE
BANK

  The Board of Directors meets on a monthly basis and may have additional special meetings upon the request of the Chairman of the Board, the President or a majority of directors in office at the time. During 1998, the Board of Directors held 12 regular meetings and five special meetings. No director attended less than 75% of the meetings of the Board of Directors and its committees on which he served. The Board of Directors has established the following committees, among others:

  Compensation. The Compensation Committee is composed of Messrs. Nicolosi (Chairman), Mead, Roe, Russo and, as of January 1999, Grassi. The Committee has primary responsibility for establishing and administering the compensation and benefit programs of the Company for its executive officers and other key personnel, and recommends to the Board of Directors grants to employees under the Company's stock option and restricted stock plans. The Committee meets on an as needed basis. During 1998, this committee met four times.

  Examining and Audit Committee. The Examining and Audit Committee is composed of Messrs. Mead (Chairman), Gleason, Roe, Russo and, as of January 1999, Grassi. The Committee meets quarterly to report to the Board of Directors concerning the results of examinations, internal audits, and audits by the Company's independent public accountants; the status of actions taken to correct conditions reported; and any other matters affecting the internal controls of the Company. The Committee also meets with the Company's outside auditors and implements the audit requirements under applicable federal regulations. During 1998, this committee met five times.

  Nominating Committee. The Nominating Committee is composed of Messrs. Marani, Regan, Roe, Russo and Tully. The Committee has primary responsibility for identifying and appointing nominees for the Board of Directors of the Company.

  In addition to the committees described above, the Board of Directors has established an Executive Committee, an Insurance Committee, an Investment Committee, and a Planning Committee.

  The business of the Bank is conducted at regular and special meetings of the Bank's Board of Directors (the "Bank Board") and its committees. The Bank Board and the Board of Directors are identically constituted. During 1998, the Bank Board held 12 regular meetings and five special meetings.

  The Bank Board maintains executive, insurance, investment, nominating and planning committees, in addition to a compensation and an examining and audit committee. The membership of these committees is the same as the comparable committees of the Company's Board of Directors. These committees serve substantially the same functions at the Bank level as those of the Company. The Bank Board also maintains a loan committee, a compliance committee, a CRA committee and an ethics committee. No director attended less than 75% of the meetings of the Bank Board and its committees on which he served. Nominations for directors of the Bank are made by the nominating committee.

DIRECTOR COMPENSATION

  Fee Arrangements. Directors who are not executive officers of the Company or the Bank ("Outside Directors") currently receive an annual retainer from the Bank, with no additional retainer from the Company. The annual retainer amount for Outside Directors of $18,000 in 1998 increased to $20,000 as of January 1, 1999. Outside Directors also receive meeting fees of $900 for each Board or Bank Board meeting attended and $450 for each committee meeting attended, whether or not they are members of such committee. However, where the Board of Directors and the Bank Board meet on the same day, directors receive only a single board meeting fee for such meetings. Similarly, directors receive only a single committee meeting fee where identically constituted committees of the Board of Directors and Bank Board meet on the same day. In addition to the retainer and meeting fees, Mr. Tully receives a fee of $100,000 per year for providing additional consulting services to the Bank and the Company in his capacity as Chairman. Mr. McConnell also provides consulting services to the Bank and the Company and receives a fee of $175,000 per year in addition to his retainer and meeting fees.

  Outside Directors also receive a fee for conducting on-site inspections of proposed real estate collateral for commercial real estate loans in excess of $700,000. For each day that a director conducts such inspections, the director receives a fee of $400 for the first property inspected and $200 for each additional property inspected on that day.

  For the year ended December 31, 1998, the aggregate amount of retainer, meeting, and site inspection fees paid by the Bank to Outside Directors (including fees paid to Mr. McConnell after his retirement) was $413,950, and the amount of fees for consulting services paid to Mr. Tully and Mr. McConnell was $85,000 and $43,750, respectively. For the year ended December 31, 1998, the Bank paid an aggregate of $189,657 to Mr. Regan as a retainer for general legal services and for fees in connection with mortgage foreclosure actions. Also during 1998, the Bank paid $7,082 in legal fees to Mr. Nicolosi for certain litigation and contract matters. See "Compensation Committee Interlocks and Insider Participation" and "Certain Transactions."

  Director Deferred Compensation Plan. The Bank has adopted an Outside Director Deferred Compensation Plan pursuant to which Outside Directors may elect to defer all or a portion of their annual retainer, meeting fees, and inspection fees. Deferred amounts are credited with earnings based on mutual fund investments offered by Enterprise Group of Funds ("Enterprise Group"), as elected by the director. The deferred amounts plus earnings thereon will be paid to the director in cash after the director's termination of service, either in a lump sum or, if the director so elects, in installments over a period not to exceed five years. The Company has guaranteed the payment of benefits under the Outside Director Deferred Compensation Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company.

  Director Retirement Plan. The Bank has adopted an Outside Director Retirement Plan, which provides benefits to each Outside Director who served as an Outside Director for two years or more subsequent to the February 1995 effective date of the plan and whose years of service as an Outside Director (including service as a director or trustee of the Bank or its predecessor) plus age equals or exceeds 75. Benefits are also payable to an Outside Director whose status as an Outside Director terminates due to disability or who is an Outside Director upon a change of control (as defined below). However, no benefits will be payable to a director who is removed for cause. An eligible director will be paid an annual retirement benefit equal to the last annual retainer paid prior to the director's retirement plus the total amount of Board meeting fees which were paid to the director for the 12 months immediately preceding retirement. Such benefit will be paid in equal monthly installments for the lesser of the number of months such director served as an Outside Director or 120 months; provided, however, that the retirement benefits will be paid in a cash lump sum in the event of a change of control. If the Outside Director dies before receiving all benefits payable under the plan, the remaining benefits will be paid to the Outside Director's surviving spouse. The Company has guaranteed the payment of benefits under the Outside Director Retirement Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company.

  Stock Options and Restricted Stock. Pursuant to the Company's restricted stock and stock option plans, each person who was an Outside Director on the effective date of such plans, or who became an Outside Director after such date and before May 20, 1998, received (after adjustment to reflect the Company's 1998 stock split) a one-time grant of 14,100 shares of restricted stock and options to purchase 43,125 shares of Common Stock. Each person who becomes an Outside Director on or after May 20, 1998 will receive (to the extent there are shares available), as of the date of his or her first election, 3,750 shares of restricted stock and options to purchase 7,500 shares of Common Stock. Options granted under the Company's stock option plan have an exercise price equal to the fair market value of the Common Stock on the date of grant of the option (with tandem limited stock appreciation rights). Each of the stock option and restricted stock grants vests with respect to 20% of the covered shares on each of the first five anniversaries of the grant date, provided that the Outside Director is then serving on the Board of Directors of the Company or one of its subsidiaries. The grants vest in full upon the Outside Director's termination of service by reason of death, disability or retirement, or in the event of a change of control of the Company. Mr. McConnell, who became an Outside Director upon his retirement, did not receive the Outside Director restricted stock and stock option grants.

  Indemnity Agreements. The Company and the Bank have entered into an Indemnity Agreement with each of the directors and executive officers, which agreements provide for mandatory indemnification of each director or executive officer to the full extent permitted by law for any claim arising out of such person's service to the Company or the Bank. The agreements provide for advancement of expenses and specify procedures for determining entitlement to indemnification in a particular case.

                            EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Compensation Philosophy. The Company's executive compensation program is intended to link management's pay with the Company's annual and long-term performance. The Compensation Committee believes it is important to attract and retain highly-qualified senior managers by providing compensation opportunities that are both competitive with the market for executive talent and consistent with the Company's performance.

  The following is a discussion of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to fiscal 1998 compensation for the office of the Chief Executive Officer (the "CEO").

  Salary and Incentive Bonus. In determining the base salary and annual incentive bonus of executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive's level of responsibility, individual performance, and the financial and operational performance of the Company and the Bank in relation to their competition in the industry. Based on an analysis of salary and bonus paid by savings institutions of comparable size in the Company's geographical area, the Compensation Committee determined that salary and bonus levels of the Company's executive officers were at the median. The salary and bonus levels set by the Compensation Committee for 1998 were intended to maintain compensation levels at or slightly above the midpoint level of the peer group.

  The annual incentive bonus paid to executive officers is determined by the Compensation Committee in its discretion at the end of the year based on its assessment of the Company's and the Bank's performance during the year. The individual contribution of each executive officer to corporate performance is a significant factor in determining the amount of his or her annual incentive bonus. In 1998, as in 1997, the Compensation Committee again determined to shift a portion of annual compensation for executives from salary to a bonus conditioned on performance with a view to creating performance incentives.

  In 1998, the Company and the Bank experienced a year of transition in the office of the Chief Executive Officer. On October 1, 1998, after 24 years of service to the Company or its affiliates, Mr. McConnell retired from his position as Chief Executive Officer. The transition was a smooth one as Mr. Hegarty was elevated to the Chief Executive Officer role at that time. The decisions of the Compensation Committee with respect to the office of the Chief Executive Officer were made in light of this transition and consistent with the Company's approach to compensation discussed above.

  During 1998, Mr. McConnell's annual rate of base salary was increased to $400,000. His bonus for 1998 of $75,000 was reduced to reflect his nine months of service during 1998, the year in which he retired. In addition, Mr. McConnell received a one-time payment of $750,000 upon his retirement in consideration for his waiver of certain rights under his employment agreement. This payment was, after due consideration by the Committee, deemed to be in the best interests of the Company. Mr. McConnell's salary and bonus compensation arrangements were determined based on the Committee's assessment of the Company's and the Bank's performance, and Mr. McConnell's instrumental role in achieving such performance. These arrangements also reflect the Committee's assessment of the competitive marketplace compensation for positions of comparable responsibility among similar financial institutions.

  Mr. Hegarty's annual rate of base salary was increased from $260,000 to $330,000 effective on June 29, 1998. His 1998 bonus of $90,000 reflects an increase of $12,000 over 1997. In addition to his salary and bonus increases, Mr. Hegarty received a portion of his annual compensation increase in the form of long-term incentives. See "--Long-Term Incentive Compensation." These increases in the compensation arrangements for Mr. Hegarty are in response to his agreement to assume the additional responsibilities of the office of the Chief Executive Officer on October 1, 1998 and reflect the Committee's assessment of the competitive marketplace compensation for positions of comparable responsibility among similar financial institutions. The Committee also considered the Company's and the Bank's performance, and Mr. Hegarty's instrumental role in achieving such performance.

  Long-Term Incentive Compensation. In 1996, the Company adopted stock option and restricted stock plans to provide executives and other employees with long-term incentives which increase their mutuality of interests with the Company's shareholders. Because the Company had not previously offered equity compensation, the initial grants under these plans were significant and will vest over a five-year period. The Compensation Committee decided to grant additional stock-based awards during 1998 only to executives who were newly-hired or promoted to increased levels of responsibility. Consistent with this approach, Mr. Hegarty received a grant of 15,000 shares of restricted stock and a grant of options to purchase 30,000 shares of Common Stock in recognition of his promotion to Chief Executive Officer.

Submitted by the Compensation Committee of the Board of Directors,

Vincent F. Nicolosi   John E. Roe, Sr.   John O. Mead   Michael J. Russo
   Chairman           Louis C. Grassi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1998, the Compensation Committee consisted of Messrs. Nicolosi (Chairman), Mead, Roe and Russo. Mr. Grassi joined the Compensation Committee on January 19, 1999. None of the current members of the Compensation Committee are current or former officers of the Company or the Bank. During 1998, the Bank paid $7,082 in legal fees to Mr. Nicolosi for certain litigation and contract matters.

  Under the Bank's lending policies, residential mortgage loans to immediate family members of directors are made at market rates of interest and other normal terms, but with reduced origination fees. Six such loans outstanding to immediate family members of directors who were members of the Compensation Committee during 1998 had balances in excess of $60,000 at some time since the beginning of 1998. The highest aggregate balance of those loans at any time since January 1, 1998 was $1,106,365, and the aggregate balance of those loans at February 28, 1999 was $867,755. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

STOCK PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total stockholder return on the Common Stock since November 21, 1995 (the date on which the Common Stock began trading) with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (US) and the published industry index chosen was the CRSP Total Return Index for Nasdaq Bank Stocks. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMMON STOCK, CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US) AND
              CRSP TOTAL RETURN INDEX FOR NASDAQ BANK STOCKS (1)


                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------
                                 11/21/95  12/31/95 12/31/96 12/31/97  12/31/98
--------------------------------------------------------------------------------
Flushing Financial Corporation   $100.00   $108.13   $128.03   $170.33  $171.52
CRSP Total Return Index for the
Nasdaq Stock Market (US)         $100.00   $102.84   $126.46   $155.15  $218.10
CRSP Total Return Index for
Nasdaq Bank Stocks               $100.00   $104.25   $137.64   $230.46  $228.27
--------------------------------------------------------------------------------


(1) Assumes $100 invested on November 21,1995 and all dividends reinvested through the end the Company's fiscal year ended December 31, 1998. The price of the Common Stock issued in the Company's initial public offering was $7.67 per share. The performance graph above is based upon closing prices on the trading day specified. The Common Stock closed on November 21, 1995, its first day of trading activity, at $9,4792 per share. All share and per share amounts have been adjusted to reflect the three-for-two split of the Company's Common Stock paid in the form of a dividend on September 30, 1998.

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company and the Bank during the years ended December 31, 1998, 1997 and 1996 to the Chief Executive Officer and certain other executive officers in 1998.

                          SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION      LONG TERM COMPENSATION(1)
                                     ------------------------ -------------------------
                                                                               SECURITIES
                                                               RESTRICTED      UNDERLYING
                                                                  STOCK         OPTIONS/     ALL OTHER
NAME AND PRINCIPAL POSITION(S)  YEAR  SALARY       BONUS(2)    AWARD(S)(3)      SARS(#)     COMPENSATION
------------------------------  ---- ----------    ---------- -------------   ------------  ------------
Michael J. Hegarty(4)....       1998 $  324,504(5) $  90,000   $     202,500         30,000   $ 81,635(6)
 President and Chief
 Executive                      1997    269,500(5)    78,000             --             --      72,188
 Officer of the Company
 and the Bank                   1996    236,500(5)     9,200         282,000         66,000     53,040
James F. McConnell(4)....       1998 $  316,392(5) $  75,000             --             --    $801,361(7)
 President and Chief
 Executive                      1997    384,963(5)   109,800             --             --      60,239
 Officer of the Company
 and the Bank                   1996    349,388(5)    13,200   $     447,562         91,500     89,746
Monica C. Passick........       1998 $  129,620    $  29,000             --             --    $ 23,070(8)
 Senior Vice President,
 Treasurer,                     1997    125,859       28,100             --             --      21,149
 and Chief Financial            1996    118,999        4,800   $     231,063         54,000     18,528
 Officer of the Company;
 Senior Vice
 President/Finance of the
 Bank
Henry A. Braun...........       1998 $  112,700    $  25,400             --             --    $ 16,890(9)
 Senior Vice President of
 the Company;                   1997    107,849       24,200             --             --      14,297
 Senior Vice
 President/Bank
 Operations of                  1996     98,000        4,000   $     194,675         47,400     11,614
 the Bank
Anna M. Piacentini.......       1998 $   92,905    $  20,900             --             --    $ 16,491(10)
 Senior Vice President
 and Corporate                  1997     89,827       20,100             --             --      15,129
 Secretary of the
 Company;                       1996     84,999        7,500   $     194,675         47,400     13,118
 Senior Vice
 President/Human
 Resources and Corporate
 Secretary of the Bank
Donald L. Shapiro(11)....       1998 $  135,364          --              --             --    $494,061(12)
 Senior Vice President of       1997     64,707    $  45,000   $     258,000         36,000      1,294
 the Company; President
 of the New York Federal
 Division

--------
(1) All stock option grants have been adjusted to reflect the three-for-two split of the Company's Common Stock paid in the form of a dividend on September 30, 1998.
(2) Amounts shown reflect cash bonus. A significant portion of the 1996 bonus was paid in the form of stock options and restricted stock as reflected in the stock option and restricted stock columns.
(3) Reflects dollar value of restricted stock granted, calculated by multiplying the number of shares granted by the closing market price of the Common Stock on the date of grant. With respect to 1996 awards, which were granted subject to stockholder approval, value is based on the closing stock price on the date of such approval. The number of shares of restricted stock held by each of the named executive officers on December 31, 1998 and the dollar value of such shares (based on the closing market price of the Common Stock on such date) are as follows: Mr. Hegarty 30,300 shares, $479,134; Ms. Passick 12,600 shares, $199,244; Mr. Braun 10,620 shares, $167,934; and Ms. Piacentini 10,620 shares, $167,934. Mr. McConnell had 24,300 shares of restricted stock (with a $384,256 value at December 31, 1998) which became fully vested on his retirement on October 1, 1998. All grants of restricted stock vest 20% per year beginning one year after the date of grant, subject to immediate vesting in the event of death, disability, retirement, or a change of control. Dividends are paid on all shares of restricted stock.
(4) Mr. Hegarty became President and Chief Executive Officer of the Company and the Bank on October 1, 1998 upon the retirement of Mr. McConnell from the position of President and Chief Executive Officer of the Company and the Bank.
(5) Includes mandatory deferred compensation equal to 10% of salary.
(6) Consists of $4,800 in matching contributions to the Bank's 401(k) Savings Plan, $12,765 in contributions to the Company's Stock-Based Profit Sharing Plan, $30,000 credited toward Supplemental Retirement Benefits, and $34,070 credited under the Bank's Supplemental Savings Incentive Plan.

(7) Includes one-time payment of $750,000 pursuant to retirement agreement. Also consists of $3,655 in matching contributions to the Bank's 401(k) Savings Plan, $12,765 in contributions to the Company's Stock-Based Profit Sharing Plan, and $34,941 credited under the Bank's Supplemental Savings Incentive Plan.
(8) Consists of $3,503 in matching contributions to the Bank's 401(k) Savings Plan, $12,197 in contributions to the Company's Stock-Based Profit Sharing Plan, and $7,369 credited under the Bank's Supplemental Savings Incentive Plan.
(9) Consists of $2,118 in matching contributions to the Bank's 401(k) Savings Plan, $10,888 in contributions to the Company's Stock-Based Profit Sharing Plan, and $3,883 credited under the Bank's Supplemental Savings Incentive Plan.
(10) Consists of $2,511 in matching contributions to the Bank's 401(k) Savings Plan, $8,698 in contributions to the Company's Stock-Based Profit Sharing Plan, and $5,282 credited under the Bank's Supplemental Savings Incentive Plan.
(11) Mr. Shapiro became an executive officer and full-time employee in September 1997. His employment with the Company and the Bank terminated on August 31, 1998 as a result of which his restricted stock and stock option grants were forfeited.
(12) Includes severance payment of $490,000 and $4,061 in matching contributions to the Bank's 401(k) Savings Plan.

STOCK OPTIONS

  The following table contains certain information with respect to stock options granted in 1998 under the Company's Stock Option Plan to the only named executive officer who received such a grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                      REALIZABLE VALUE
                                                                                      AT ASSUMED RATES
                                                                                       OF STOCK PRICE
                                                                                      APPRECIATION FOR
                                                                                         OPTION TERM (10
                                              INDIVIDUAL GRANTS                             YEARS)(4)
                         ------------------------------------------------------------ -----------------
                                    NUMBER OF     % OF TOTAL
                                    SECURITIES   OPTIONS/SARS
                                    UNDERLYING    GRANTED TO  EXERCISE OR
                          GRANT    OPTIONS/SARS  EMPLOYEES IN  BASE PRICE  EXPIRATION
NAME                       DATE   GRANTED (#)(1) FISCAL YEAR  ($/SHARE)(2)  DATE(3)    5%(4)    10%(4)
----                     -------- -------------- ------------ ------------ ---------- -------- --------
Michael J. Hegarty...... 09/01/98     30,000        61.00%       13.13     08/31/2008 $247,722 $627,775

--------
(1) Each stock option was granted with a tandem limited stock appreciation right that may be exercised only within 90 days after a change of control. The stock options become exercisable in 20% increments on each of the first five anniversaries of the date of grant, subject to acceleration in the event of death, disability or a change of control.
(2) Pursuant to the Stock Option Plan, the exercise price equals the mean of the high and low sales price of the Common Stock on the day before the grant date.
(3) The stock options (and tandem limited stock appreciation rights) are subject to termination prior to their expiration date in the event of termination of employment.
(4) The potential realizable value reflected in the table represents the difference between (i) the price the Common Stock would attain at the end of the option's 10-year term if the price appreciated from the date of the stock option grant at a rate of 5% or 10% per year (as the case may be), and (ii) the option exercise price. The amounts shown in the table are the result of multiplying the amount described above by the number of options granted to the respective individual on the applicable grant date.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                          VALUE OF UNEXERCISED
                                                   # OF SECURITIES      IN-THE-MONEY OPTIONS/SARS
                                               UNDERLYING UNEXERCISED              AT
                           SHARES     VALUE   OPTIONS/SARS AT FY-END(#)       FY-END ($)(1)
                         ACQUIRED ON REALIZED ------------------------- -------------------------
NAME                     EXERCISE(#)   ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- -------- ----------- ------------- ----------- -------------
Michael J. Hegarty......     --        --       26,400       69,600       128,407      273,101
James F. McConnell......     --        --       91,500          --        444,154          --
Monica C. Passick.......     --        --       21,600       32,400       106,061      159,091
Henry A. Braun..........     --        --       18,960       28,440        93,220      139,830
Anna M. Piacentini......     --        --       18,960       28,440        93,220      139,830

--------
(1) The value of each unexercised in-the-money stock option (or tandem limited stock appreciation right) is equal to the difference between $15.813 (the closing price of the Common Stock on December 31, 1998) and the exercise price of the stock option.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

  Employment Agreements. The Bank and the Company are parties to employment agreements with Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini (collectively, the "Employment Agreements"). The Employment Agreements establish the respective duties and compensation of these individuals and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management team. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

  The Employment Agreements are substantially similar. The Employment Agreement with Mr. Hegarty has an initial three-year term and the Employment Agreements with Ms. Passick, Mr. Braun and Ms. Piacentini have an initial two-year term. Prior to the completion of each year during the term of the agreement, the agreement is subject to renewal for an additional year. Thus, the unexpired term of the agreement at any time will generally vary between two and three years, in the case of Mr. Hegarty, and between one and two years, in the case of the other executives.

  The Employment Agreements provide for a base salary that will be reviewed annually, customarily in July, with an effective date retroactive to July 1. In this regard, the base salaries of Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini in effect as of July 1, 1998 were $330,000, $131,520, $115,200,
$94,655, respectively. In the case of Mr. Hegarty, an additional amount equal to 10% of base salary is deferred each year and is credited with earnings based on mutual fund investments offered by Enterprise Group. The deferred amounts plus earnings thereon will be paid to Mr. Hegarty upon termination of employment in three annual installments. In addition to any other pension benefit to which he may be entitled, the Bank is required to credit to a bookkeeping account for Mr. Hegarty, as a supplemental retirement benefit, $30,000 in May of each year in the period 1996-2000. The account is required to be credited with earnings based on mutual fund investments offered by Enterprise Group for the period commencing with the earlier of Mr. Hegarty's termination of employment or May 27, 2000. Mr. Hegarty's supplemental retirement benefit will be payable upon termination of employment (other than for cause) in three annual installments. In accordance with his agreement, Mr. Hegarty's deferred compensation, supplemental retirement benefits, and benefits under the Bank's Supplemental Savings Incentive Plan have been funded in a "grantor trust."

  The Employment Agreements provide for termination of the executive's employment by the Bank or the Company with or without cause at any time. The executive would be entitled to a lump sum severance payment upon the occurrence of certain events: termination of the executive's employment for reasons other than for cause, resignation by the executive during the 60-day period commencing six months following a change of control (as defined below), or the executive's resignation from the Bank and the Company following (i) failure to re-elect the executive to his or her current offices, (ii) a material adverse change in the executive's functions, duties or responsibilities, (iii) a relocation of the executive's place of employment outside the Borough of Queens, (iv) a failure to renew the Employment Agreement by the Bank or Company, or (v) a material breach of the Employment Agreement by the Bank or Company. The lump sum severance payment would be equal to the salary payments and bonuses (based on the highest bonus received in the last three years preceding termination) otherwise payable if the executive's employment had continued for an additional 24 months (36 months for Mr. Hegarty). In addition, Mr. Hegarty will be entitled to receive a lump sum payment of the deferred compensation and supplemental retirement benefits that would have been credited during such period. In the event the Company's Employee Benefit Trust is terminated and its assets are distributed to employees in accordance with its terms, Mr. Hegarty will be entitled to receive under his Employment Agreement an amount equal to the difference between (i) the amount he would have received from the Employee Benefit Trust if he had completed four full calendar years of employment with the Company or Bank prior to its termination plus the completed portion of the calendar year of its termination, and (ii) the amount he actually received from the Employee Benefit Trust. The Employment Agreements for each of the executives provides that if the executive receives payments that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code, the executive will be entitled to receive an additional payment (a "gross-up") in an amount necessary to put the executive in the same after-tax position as if such excise tax had not been imposed.

  Assuming a change of control had occurred on December 31, 1998, Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini would have received cash lump sum severance payments equal to approximately $1,419,000, $321,040, $281,200 and $231,110 based on their salaries and bonuses as of that date. The preceding amounts do not take into account the gross-up, amounts related to termination of the Employee Benefit Trust, or other amounts payable under the Employment Agreements.

  In the event an executive terminates employment for reasons not described in the immediately preceding paragraph, or the executive's employment is terminated for cause, the executive would receive only his or her earned but unpaid salary. Mr. Hegarty would also receive his accrued deferred compensation benefit and, except upon a termination for cause, his accrued supplemental retirement benefit.

  In the event an executive terminates employment due to a "disability," which is defined generally to mean the inability of the executive to perform his or her duties for 270 consecutive days due to incapacity, each Employment Agreement provides that the executive would receive 100% of his or her salary and bonus for the first six months, 75% for the next six months and 60% for the balance of the term (less any benefits payable to the executive under any disability insurance coverage maintained by the Company or the Bank). The Employment Agreement for Mr. Hegarty provides that in the event of termination of employment due to a disability, he would receive the reduced salary described above, the deferred compensation benefit based on such reduced salary, and a lump sum payment of the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  The Employment Agreements provide that in the event the executive's employment terminates due to death, the executive's beneficiaries (or estate) would receive a lump sum payment of the executive's earned but unpaid salary, and, in the case of Mr. Hegarty, the beneficiaries (or estate) would also receive a lump sum payment of his accrued deferred compensation benefit and the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  Past Employment Agreements. During 1998, the Bank and the Company also had employment agreements with Mr. McConnell and Mr. Shapiro (the "Past Employment Agreements"). The Past Employment Agreement of Mr. McConnell was substantially similar to the Employment Agreement of Mr. Hegarty, and that of Mr. Shapiro was substantially similar to the Employment Agreements of the other executive officers named above. The Past Employment Agreement of Mr. McConnell was superseded by his retirement agreement providing for his retirement on October 1, 1998. See "--McConnell Retirement and Consulting Agreements." The Past Employment Agreement of Mr. Shapiro was terminated upon the termination of his employment. See "--Severance Arrangements."

  Change of Control Arrangements. Upon a change of control (as defined below), in addition to the provisions of the Employment Agreements described above,
(i) all outstanding restricted stock held by then-current employees and Outside Directors will immediately vest; (ii) all outstanding stock options (and tandem limited stock appreciation rights ("SARs")) held by then-current employees and Outside Directors will become immediately exercisable; (iii) the exercise of an outstanding SAR within 90 days after the change of control will entitle the holder to receive a cash payment equal to the excess of (A) the highest price per share of Common Stock paid during the 90-day period prior to the exercise of the SAR or the change of control over (B) the exercise price of the related stock option; and (iv) the Employee Benefit Trust which was established by the Company to satisfy its obligations under certain employee benefit plans will terminate and any trust assets remaining after repayment of the Company's loan to the trust and certain benefit plan contributions will be distributed to all full-time employees of the Company or one of its Subsidiaries with at least one year of service, in proportion to their compensation over the current year and the preceding four years.

  Definition of Change of Control. A "change of control" is generally defined, for purposes of the Employment Agreements and benefit plans maintained by the Company or the Bank, to mean: (a) the acquisition of all or substantially all of the assets of the Bank or the Company; (b) the occurrence of any event if, immediately following such event, a majority of the members of the Board of Directors of the Bank or the Company or of any successor corporation shall consist of persons other than Current Members (defined as any member of the Board of Directors as of the completion of the Company's initial public offering and any successor of a Current Member whose nomination or election has been approved by a majority of the Current Members then on the Board of Directors); (c) the acquisition of beneficial ownership of 25% or more of the total combined voting power of all classes of stock of the Bank or the Company by any person or group; or (d) approval by the stockholders of the Bank or the Company of an agreement providing for the merger or consolidation of the Company with another corporation where the stockholders of the Bank or the Company, immediately prior to the merger or consolidation, would not beneficially own, directly or indirectly, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of the total combined voting power of all classes of stock of the surviving corporation.

  McConnell Retirement and Consulting Agreements. On April 8, 1998, the Bank and the Company entered into retirement and consulting agreements with Mr. McConnell. Pursuant to the retirement agreement, Mr. McConnell retired from his position as President and Chief Executive Officer of the Company and the Bank on October 1, 1998, and on that date, the Bank paid Mr. McConnell, in the aggregate, a one-time payment of $750,000 in consideration for his waiver of certain rights under his Employment Agreement. Mr. McConnell continues to serve as a director of the Company and the Bank. Pursuant to the consulting agreement, Mr. McConnell receives a consulting fee of $175,000 per year for providing consulting services to the Bank and the Company. The consulting fee is in addition to any retainer and meeting fees that Mr. McConnell receives as a director. The consulting agreement is scheduled to terminate October 1, 1999 unless extended by the Board of Directors. In the event Mr. McConnell ceases to be a director of the Company following a change of control, the Company is obligated to pay him a lump sum equal to the aggregate consulting fees he would have earned over the remaining term of the consulting agreement.

  Severance Arrangements. Mr. Shapiro's employment as Senior Vice President of the Company and President of the New York Federal Division of the Bank was terminated effective August 31, 1998. In accordance with his Past Employment Agreement, and as spelled out in a letter agreement dated August 31, 1998, the Bank paid Mr. Shapiro $490,000 representing the severance he was entitled to receive under his Past Employment Agreement. Mr. Shapiro's stock options and restricted stock awards were canceled pursuant to their terms upon his termination of employment.

RETIREMENT PLAN

  The Bank maintains a Retirement Plan which is a tax-qualified defined benefit plan. Salaried employees who are over age 21 and have been employed by the Bank for at least one year are eligible to participate in the Retirement Plan. Participants earn an annual retirement benefit at normal retirement age (the later of age 65 or the fifth anniversary of participation) equal to the sum of (i) 2% of "average annual earnings" (the average annual base salary for the three consecutive years out of the final ten years of service which produces the highest average) times years of credited service prior to March 1, 1993, up to 30 years, plus (ii) 1.6% of "average annual earnings" times years of credited service after February 28, 1993, plus (iii) .45% of "average annual earnings" in excess of "average social security compensation" (as determined pursuant to IRS regulations) times years of credited service after February 28, 1993. The total years of credited service taken into account cannot exceed 35 years, and benefits earned in any year cannot be reduced by subsequent changes to the plan. Annual benefits under the Retirement Plan are limited by federal tax laws. As a general rule, during 1998 annual benefits were limited to $130,000. Compensation in excess of $150,000 (subject to cost of living adjustments which result in a current limit of $160,000) is required to be disregarded for purposes of benefits earned after 1993. The Retirement Plan is funded by the Bank on an actuarial basis. Participants earn a vested right to their accrued retirement benefit upon completion of five years of service with the Bank or its participating affiliates.

  The following table sets forth information with respect to Retirement Plan benefits payable to the named executive officers.

                           RETIREMENT PLAN BENEFITS

                                                                      ESTIMATED
                                                                        ANNUAL
                                                            CURRENT   RETIREMENT
                                                            YEARS OF  BENEFIT AT
NAME                                                       SERVICE(1) AGE 65(2)
----                                                       ---------- ----------
Michael J. Hegarty........................................      3      $27,211
James F. McConnell(3).....................................     24       95,337
Monica C. Passick.........................................     19       56,735
Henry A. Braun............................................      4       31,197
Anna M. Piacentini........................................     29       57,531
Donald L. Shapiro(4)......................................      0          --

--------
(1) The number of years of credited service under the Retirement Plan as of December 31, 1998.
(2) The estimated annual retirement benefit payable as a single life annuity at age 65 to the named executive officer, based on the assumptions that such officer retires at age 65 with no increase in compensation or "social security compensation" from that in effect in 1998.
(3) Reflects Mr. McConnell's actual years of credited service and actual retirement benefit as of his retirement on October 1, 1998.
(4) Mr. Shapiro terminated his employment with the Company and the Bank on August 31, 1998, at which time he was not eligible to participate in the Retirement Plan.

CERTAIN TRANSACTIONS

  Under the Bank's lending policies, residential mortgage loans to non-executive officer employees and immediate family members of employees and directors are made at market rates of interest and other normal terms, but with reduced origination fees. Excluding the loans discussed above under the caption "Compensation Committee Interlocks and Insider Participation," there were four such loans outstanding to immediate family members of executive officers or directors with balances in excess of $60,000 at February 28, 1999. The highest aggregate balance of these loans since January 1, 1998 was $706,606 and the aggregate balance of these loans at February 28, 1999 was $696,255. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

  The Bank leases office space in its 159-18 Northern Boulevard building at a market rental rate to Franklin F. Regan, Jr. for use in his law practice. Mr. Regan is a director of the Company and the Bank.

  Since 1981, Mr. Regan (or his former law firm) has had a retainer agreement with the Bank, pursuant to which he is paid an annual retainer for general legal services to the Bank. In addition, Mr. Regan represents the Bank in closings of residential and certain commercial real estate loans, the fees of which are paid by borrowers. The current fee paid to Mr. Regan by borrowers for closing of a residential loan is $575. Fees paid for commercial real estate loan transactions are based on the formula of approximately one-quarter of one percent (0.25%) of the principal balance for the loan with a minimum fee of $1,400. Fees paid for one-to-four family real estate loan transactions are fixed at $850. Mr. Regan also represents the Bank in connection with some of its mortgage foreclosure actions. During 1998, Mr. Regan received an aggregate of $189,657 in retainer and legal fees paid by the Bank, and $567,612 in fees paid by borrowers.

                                PROPOSAL NO. 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed PricewaterhouseCoopers LLP to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1999, subject to ratification by the Company's stockholders at the Annual Meeting. PricewaterhouseCoopers LLP is the successor by merger of Coopers & Lybrand L.L.P. and served as the independent auditors of the Company for the year ended December 31, 1998. Representatives from PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT
  OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                     FISCAL YEAR ENDING DECEMBER 31, 1999.

        OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING

  As of March 21, 1999, the last date for timely filing of stockholder proposals relating to the Annual Meeting under the Company's Bylaws, the Board of Directors of the Company had not received notice of any business, and presently knows of no business, that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Annual Meeting, you are urged to return your signed and dated proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by giving the Corporate Secretary notice of your intention to vote in person.

            NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

  The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company which must be received not more than ninety days nor less than sixty days prior to the anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the forthcoming annual meeting is more than thirty days after such anniversary date, such written notice will also be timely if it is received by the Corporate Secretary by the earlier of (1) the 10th day prior to the forthcoming meeting date, or (2) the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date. In accordance with the advance notice procedures under the Company's Bylaws, a stockholder proposal in connection with the 2000 Annual Meeting of Stockholders is untimely if not received by the Corporate Secretary on or before March 19, 2000.

  The advance notice by stockholders must include the stockholder's name and address, a representation that the stockholder is a holder of record of the Company's stock entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the date of such meeting) and intends to appear in person or by proxy at such meeting to propose such business, a brief description of the proposed business, the reason for conducting such business at the annual meeting, and any material interest of such stockholder in the proposed business. In the case of nominations for election to the Board of Directors, certain information regarding the nominee must also be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the proxy materials of the Company for the 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 144-51 Northern Boulevard, Flushing, New York 11354 no later than December 14, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Stockholder proposals submitted outside of the proxy rules adopted under the Exchange Act for the 2000 Annual Meeting of Stockholders and received at the Company's executive offices (as specified above) after March 19, 2000 are untimely.

                                 MISCELLANEOUS

  A copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1998 as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Flushing Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354,
Attention: Anna M. Piacentini.

  The Report of the Compensation Committee and the Stock Performance Graph which are set forth in this proxy statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information under such headings by reference, and shall not otherwise be deemed filed under such Acts.

                                       By Order of the Board of Directors,

                                       /s/ Anna M. Piacentini

                                       Anna M. Piacentini
                                       Corporate Secretary

Flushing, New York
April 12, 1999

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          FLUSHING SAVINGS BANK, FSB
--------------------------------------------------------------------------------
                              401(k) SAVINGS PLAN


                The Board of Directors recommends a vote
    FOR the election of all nominees in Item 1 and FOR approval of Item 2.


Mark box at right if an address change has been noted on the reverse side of [ ] this card.



RECORD DATE UNITS:



                                                              ------------------
Please be sure to sign and date this voting instruction card.    Date
--------------------------------------------------------------------------------


-----Participant sign here------------------------------------------------------



1.  Election of Directors                      For All      With-     For All
                       Michael J. Hegarty      Nominees     hold      Except
                       James D. Bennett          [ ]         [ ]        [ ]
                          John O. Mead
                        Michael J. Russo

INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------


                                                 For      Against     Abstain
2.  Ratification of the appointment of           [ ]        [ ]        [ ]
    PricewaterhouseCoopers LLP as the
    independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Item 2.

Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope.


DETACH CARD                                                          DETACH CARD


                            NOTICE TO PARTICIPANTS
                         IN FLUSHING SAVINGS BANK, FSB
                              401(k) SAVINGS PLAN


Dear Plan Participant:                                            April 12, 1999

   Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 18, 1999. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

   As a participant in the Flushing Savings Bank, FSB 401(k) Savings Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan, how to vote the shares of the Company's common stock which are allocated to your account as of April 1, 1999. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors and employees of the Company and the Bank.

   Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 7, 1999, the shares allocated to your account may not be voted according to your instructions. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were received from other Plan participants.

   If you own shares of the Company directly and/or are a participant in the Company's Stock-Based Profit Sharing Plan or are entitled to direct the vote of shares held in the Company's Employee Benefit Trust, you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the 401(k) Plan must be directed on the card enclosed with this notice.

   If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716) 841-2004.


                                 Marine Midland Bank
                                 as Trustee under the Flushing Savings Bank, FSB 401(k) Savings Plan

                              MARINE MIDLAND BANK
                             AS TRUSTEE UNDER THE


                          FLUSHING SAVINGS BANK, FSB
                              401(k) SAVINGS PLAN


                      RE:  FLUSHING FINANCIAL CORPORATION
                            ANNUAL MEETING MAY 18, 1999


Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Savings Bank, FSB 401(k) Savings Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                        FLUSHING FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                            EMPLOYEE BENEFIT TRUST


                The Board of Directors recommends a vote
    FOR the election of all nominees in Item 1 and FOR approval of Item 2.


Mark box at right if an address change has been noted on the reverse side of [ ] this card.




                                                              ------------------
Please be sure to sign and date this voting instruction card.    Date
--------------------------------------------------------------------------------


-----"Qualified Employee" sign here---------------------------------------------



1.  Election of Directors                      For All      With-     For All
                       Michael J. Hegarty      Nominees     hold      Except
                       James D. Bennett          [ ]         [ ]        [ ]
                          John O. Mead
                        Michael J. Russo

INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------


                                                 For      Against     Abstain
2.  Ratification of the appointment of           [ ]        [ ]        [ ]
    PricewaterhouseCoopers LLP as the
    independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Item 2.

Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope.




DETACH CARD                                                          DETACH CARD


                        NOTICE TO "QUALIFIED EMPLOYEES"
                       IN FLUSHING FINANCIAL CORPORATION
                            EMPLOYEE BENEFIT TRUST


Dear "Qualified Employee":                                        April 12, 1999

  Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 18, 1999. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

  As a full-time employee of Flushing Savings Bank, FSB with at least one year of service as of April 1, 1999, you are a "qualified employee" and have the right to direct J.P. Morgan Trust Company of Delaware , as Trustee of the Company's Employee Benefit Trust, how to vote a portion of the shares of the Company's common stock which are held in the Employee Benefit Trust. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. Each "qualified employee" has one "vote" for each proposal, and the Trustee will vote all shares held in the Employee Benefit Trust in the same proportion as the "votes" received from "qualified employees". You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors and employees of the Company and the Bank.

  Because of the time needed to tabulate the employee voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 7, 1999, you will not have a voice in directing the vote of the Employee Benefit Trust. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares held in the Employee Benefit Trust will be voted by the Trustee in accordance with the instructions which were timely received from other "qualified employees".

  If you own shares of the Company directly and/or are a participant in the Company's Stock-Based Profit Sharing Plan or the Flushing Savings Bank, FSB 401(k) Savings Plan, you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the Employee Benefit Trust must be directed on the card enclosed with this notice.

  If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Trustee of the Employee Benefit Trust, J.P. Morgan Trust Company of Delaware, at (302) 634-2587.


                             J.P. Morgan Trust Company of Delaware
                             as Trustee under the Flushing Financial Corporation Employee Benefit Trust

                     J.P. MORGAN TRUST COMPANY OF DELAWARE
                              AS TRUSTEE UNDER THE

                         FLUSHING FINANCIAL CORPORATION
                             EMPLOYEE BENEFIT TRUST

                      RE:  FLUSHING FINANCIAL CORPORATION
                          ANNUAL MEETING MAY 18, 1999


Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Financial Corporation Employee Benefit Trust, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


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    PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

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

[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                        FLUSHING FINANCIAL CORPORATION
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                The Board of Directors recommends a vote
    FOR the election of all nominees in Item 1 and FOR approval of Item 2.


Mark box at right if an address change has been noted on the reverse side of [ ] this card.



RECORD DATE SHARES:


                                                              ------------------
Please be sure to sign and date this voting instruction card.    Date
--------------------------------------------------------------------------------


-----Stockholder sign here------------------------------Co-owner sign here------



1.  Election of Directors                      For All      With-     For All
                       Michael J. Hegarty      Nominees     hold      Except
                       James D. Bennett          [ ]         [ ]        [ ]
                          John O. Mead
                        Michael J. Russo

INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

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                                                 For      Against     Abstain
2.  Ratification of the appointment of           [ ]        [ ]        [ ]
    PricewaterhouseCoopers LLP as the
    independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Item 2.

Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.



DETACH CARD                                                          DETACH CARD

                         FLUSHING FINANCIAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1999

The undersigned hereby appoints Anna M. Piacentini and Monica C. Passick, and either of them, proxies for the undersigned, with full power of substitution and revocation in each, to vote all shares of Flushing Financial Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Flushing Financial Corporation to be held on Tuesday, May 18, 1999 at 2:00 p.m., New York time, at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369, or at any adjournment thereof.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign on the reverse side; no boxes need to be checked.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          FLUSHING FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                        STOCK-BASED PROFIT SHARING PLAN

                The Board of Directors recommends a vote
    FOR the election of all nominees in Item 1 and FOR approval of Item 2.


Mark box at right if an address change has been noted on the reverse side of [ ] this card.



RECORD DATE SHARES:


                                                              ------------------
Please be sure to sign and date this voting instruction card.    Date
--------------------------------------------------------------------------------


-----Participant sign here------------------------------------------------------



1.  Election of Directors                      For All      With-     For All
                       Michael J. Hegarty      Nominees     hold      Except
                       James D. Bennett          [ ]         [ ]        [ ]
                          John O. Mead
                        Michael J. Russo

INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------


                                                 For      Against     Abstain
2.  Ratification of the appointment of           [ ]        [ ]        [ ]
    PricewaterhouseCoopers LLP as the
    independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Item 2.

Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope.



DETACH CARD                                                          DETACH CARD


                            NOTICE TO PARTICIPANTS
                       IN FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN


Dear Plan Participant:                                            April 12, 1999

  Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 18, 1999. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

   As a participant in the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan, how to vote the shares of the Company's common stock which are allocated to your account as of April 1, 1999. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors and employees of the Company and the Bank.

  Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 7, 1999, the shares allocated to your account may not be voted according to your instructions. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were received from other Plan participants.

  If you own shares of the Company directly and/or are a participant in the Flushing Savings Bank, FSB 401(k) Savings Plan or are entitled to direct the vote of shares held in the Company's Employee Benefit Trust, you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the Stock-Based Profit Sharing Plan must be directed on the card enclosed with this notice.

  If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716) 841-2004.


                             Marine Midland Bank
                             as Trustee under the Flushing Financial Corporation Stock-Based Profit Sharing Plan

                              MARINE MIDLAND BANK
                              AS TRUSTEE UNDER THE

                         FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN

                      RE:  FLUSHING FINANCIAL CORPORATION
                          ANNUAL MEETING MAY 18, 1999


Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.


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